ARK 21SHARES ACTIVE ETHEREUM FUTURES STRATEGY ETF
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 107.8%	Shares	Value
Money Market Funds - 46.3%
First American Government Obligations Fund - Class X, 5.23%(a)	5,843,353	$5,843,353

U.S. Treasury Bills - 61.5%	Par
5.26%, 07/30/2024(b)(e)	$4,400,000	4,381,533
5.24%, 08/29/2024(b)(e)	3,400,000	3,370,732
		7,752,265
TOTAL SHORT-TERM INVESTMENTS (Cost $13,595,934)		13,595,618

TOTAL INVESTMENTS - 107.8% (Cost $13,595,934)		$13,595,618
Money Market Deposit Account - 10.6%(c)		1,332,328
Liabilities in Excess of Other Assets - (18.4%)(d)		(2,317,071)
TOTAL NET ASSETS - 100.0%		$12,610,875
Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(b)	The rate shown is the effective yield as of June 30, 2024.
(c)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2024 was 5.17%.
(d)	Includes assets and deposits with broker pledged as collateral for derivative contracts. As of June 30, 2024, the value of these assets totaled $3,529,841.
(e)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At June 30, 2024, the value of securities pledged amounted to $7,752,265.

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS
June 30, 2024 (Unaudited)

Description	Contracts Purchased	Settlement Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
CME Micro Ether Futures	282	7/26/2024	$95,344	$(1,741)
CME Ether Futures	74	7/26/2024	12,509,700	(176,047)
Total Unrealized Appreciation (Depreciation)				$177,788

CONSOLIDATED SCHEDULE OF OPEN REVERSE REPURCHASE AGREEMENTS
June 30, 2024 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	6.25%	6/27/2024	07/30/2024	$3,903,109	$(3,900,400)
StoneX Financial, Inc.	6.25%	6/27/2024	08/29/2024	1,944,199	(1,942,850)
				$5,847,308	$(5,843,250)
A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

ARK 21SHARES ETFs

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

EA Series Trust has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the ARK 21Shares Active Ethereum Futures Strategy ETF (the “Fund”) has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ARK 21Shares Active Ethereum Futures Strategy ETF
Assets
Money Market Funds	$5,843,353	$—	$—	$5,843,353
U.S. Treasury Bills	—	7,752,265	—	7,752,265
Total Investments in Securities	$5,843,353	$7,752,265	$—	$13,595,618

Other Financial Instruments:
Futures Contracts*	$(177,788)	$—	$—	$(177,788)
Reverse Repurchase Agreements	—	(5,843,250)	—	(5,843,250)
Total Liabilities	$(177,788)	$(5,843,250)	$—	$(6,021,038)

*	The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of June 30, 2024.
Refer to the Consolidated Schedule of Investments for additional information.

During the fiscal period ended June 30, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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